Supplement dated October 6, 2015, to the Wilmington Funds (the “Trust”) Statement of Additional Information dated August 31, 2015 (the “SAI”)

Effective October 6, 2015, the following amends and replaces certain information on page 81 of the SAI under the section entitled “Who Manages and Provides Services to the Funds?” and the subsection entitled “Sub-Advisory Services – Multi-Manager Alternatives Fund”:

MULTI-MANAGER ALTERNATIVES FUND

Each of Acuity Capital Management, LLC (“Acuity”), Calamos Advisors, LLC (“Calamos”), Highland Capital Healthcare Advisors, L.P. (“HCHA”), Highland Capital Management Fund Advisors, L.P. (“HCMFA”), Parametric Risk Advisers (“Parametric RA”) and P/E Global LLC (“PE Global”) act as sub-advisors to the Fund.

Acuity is located at 60 Arch Street, Greenwich, CT 06830. Howard M. Needle and David J. Harris each may be deemed to control Acuity by virtue of owning greater than 25% of Acuity.

Calamos is located at 2020 Calamos Court, Naperville, Illinois 60563-2787.

HCHA is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

HCMFA is located at 200 Crescent Court, Suite 700, Dallas, Texas 75201.

Parametric RA is located at 518 Riverside Avenue, 1st Floor, Westport, CT 06880.

PE Global is located at 75 State Street, 31st Floor, Boston, MA 02109.

The Fund is directly responsible for paying the following sub-advisors the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-advisor:

SUB-ADVISOR	SUBADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)
Acuity	1.00%
Calamos	0.95%
HCHA	1.00%
HCMFA	0.90%
Parametric RA	0.90% on the first $20 million of assets; 0.75% on the next $20 million of assets; 0.60% on the next $20 million of assets; 0.525% on the next $40 million of assets; and 0.45% of assets in excess of $100 million
PE Global	1.00%

Of the 1.83% management fee disclosed in the Fund’s fee table in the summary prospectus, 0.88% may be allocated to sub-advisers (other than WTIA) that assist in managing the Fund’s assets.

Please keep this Supplement for future reference